GENESIS FUNDING LIMITED

FINANCIAL GUARANTY INSURANCE COMPANY

CITIGROUP GLOBAL MARKETS INC.

WACHOVIA CAPITAL MARKETS LLC

 J.P. MORGAN SECURITIES INC.

CREDIT SUISSE SECURITIES (USA), INC.

$810,000,000 CLASS G-1 FLOATING RATE ASSET BACKED NOTES
SERIES 2006-1

INDEMNIFICATION AGREEMENT

Dated: As of November [__], 2006

INDEMNIFICATION AGREEMENT, dated as of November [__], 2006 (this “Indemnification Agreement”), by and among GENESIS FUNDING LIMITED (the “Issuer”), FINANCIAL GUARANTY INSURANCE COMPANY (“FGIC”) and CITIGROUP GLOBAL MARKETS INC., WACHOVIA CAPITAL MARKETS LLC, J.P. MORGAN SECURITIES INC. AND CREDIT SUISSE SECURITIES (USA), INC. (the “Initial Purchasers”).

Section 1.

Defined Terms.  Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Offering Memorandum, dated November [__], 2006 (the “Offering Memorandum”), with respect to the offering of the Class G-1 Floating Rate Asset Backed Notes Series 2006-1 (the “Class G-1 Notes”) to be issued by the Issuer.

Section 2.

Representations, Warranties and Agreements of the Initial Purchasers.  Each of the Initial Purchasers represents, warrants and agrees with FGIC (a) with respect to such Initial Purchaser that (i) it is duly organized, validly existing and in good standing in the jurisdiction of its organization and has the corporate power and authority to execute and deliver this Indemnification Agreement and to perform its obligations hereunder, and (ii) this Indemnification Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors’ rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained herein insofar as such provisions relate to indemnification for liabilities arising under federal securities laws, (b) with respect to the offering of the Class G-1 Notes, that (i) it will make offers and sales of the Class G-1 Notes in compliance with all legal requirements and only as described in the Offering Memorandum and the Purchase Agreement, dated December [__], 2006, by and among the Issuer and the Initial Purchasers (the “Purchase Agreement”), (ii) it will not use any offering materials other than the Preliminary Offering Memorandum (as hereinafter defined) and the Offering Memorandum which make reference to, or relate to, FGIC without the written consent of FGIC and (iii) it will not offer and sell any Class G-1 Notes to any person resident or incorporated in Ireland or any person that will hold such Class G-1 Notes through a branch, agency or other place of business or establishment in Ireland and (c) that (i) the Initial Purchasers Information (as defined below) included in the Preliminary Offering Memorandum, dated November 7, 2006, as supplemented by the pricing supplement, dated November [__], 2006 (collectively, the “Preliminary Offering Memorandum”), with respect to the offering of the Class G-1 Notes, as of [_:__] PM New York City time on November [__], 2006 (the “Applicable Time”), did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Initial Purchasers Information (as defined below) included in the Offering Memorandum, as of the date thereof, did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 3.

Representations, Warranties and Agreements of the Issuer.  The Issuer represents and warrants to, and agrees with, FGIC as follows:

(a)

(i) Except for the FGIC Information (as defined below) and the Initial Purchasers Information (as defined below), in each case, included in the Preliminary Offering Memorandum, the Preliminary Offering Memorandum, as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) except for the FGIC Information (as defined below) and the Initial Purchasers Information (as defined below), in each case, included in the Offering Memorandum, the Offering Memorandum, as of the date thereof, did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

It will make offers and sales of the Class G-1 Notes in compliance with all legal requirements and only as described in the Offering Memorandum and the Purchase Agreement.

(c)

If the Class G-1 Notes are listed on the Irish Stock Exchange, such Class G-1 Notes will only be admitted and traded on the Alternative Securities Market of the Irish Stock Exchange.

(d)

It will not offer or sell the Class G-1 Notes to any person resident or incorporated in Ireland or any person that will hold the Class G-1 Notes through a branch, agency or other place of business established in Ireland.

(e)

As of the Closing Date, its representations and warranties contained in the Related Documents (as defined in the Indenture) entered into by the Issuer on or prior to the Closing Date will be true and correct in all material respects.

Section 4.

Representations, Warranties and Agreements of FGIC.  FGIC represents and warrants to, and agrees with, the Issuer and each of the Initial Purchasers as follows:

(a)

Organization and Licensing.  FGIC is duly organized, validly existing and in good standing as a New York-domiciled stock insurance company duly qualified to conduct an insurance business in every jurisdiction where qualification is necessary to accomplish the transactions contemplated by the Related Documents (as defined in the Indenture).

(b)

Corporate Power.  FGIC has the corporate power and authority to issue the Policy to be issued by it and execute and deliver this Indemnification Agreement, the Indenture, the Policy Provider Agreement and the other Related Documents to be entered by it and to perform all of its obligations hereunder and thereunder.

(c)

Authorization; Approvals.  FGIC has duly authorized, executed and delivered this Indemnification Agreement.

(d)

Enforceability.  This Indemnification Agreement constitutes, a legal, valid and binding obligation of FGIC, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors’ rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained herein insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

(e)

Financial Information.  The audited consolidated financial statements of FGIC and its subsidiaries as of December 31, 2005 and 2004, and for the years ended December 31, 2005 and 2004, and for the periods from December 18, 2003 through December 31, 2003 and from January 1, 2003 through December 17, 2003 and the unaudited consolidated financial statements of FGIC and its subsidiaries as of September 30, 2006 and for the nine month periods ended September 30, 2006 and 2005, provided by FGIC to the Issuer and Initial Purchasers and  included as Annex A to the Preliminary Offering Memorandum and the Offering Memorandum, fairly present in all material respects the financial condition of FGIC and its subsidiaries as of such dates and for the periods covered by such statements in accordance with U.S. generally accepted accounting principles consistently applied. Since December 31, 2005, there has been no material change in such financial condition of FGIC or its subsidiaries that would materially and adversely affect FGIC’s ability to perform its obligations under this Indemnification Agreement.

(f)

FGIC Information.  The FGIC Information (as defined below) included in the Preliminary Offering Memorandum or the Offering Memorandum does not purport to provide the scope of disclosure required to be included by the Securities Act of 1933, as amended (the “Securities Act”) with respect to a registrant in connection with the offer and sale of securities of such registrant.  However, (i) as of the Applicable Time, the FGIC Information (as defined below) included in the Preliminary Offering Memorandum was true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) as of the date of the Offering Memorandum and as of the Closing Date, the FGIC Information (as defined below) included in the Offering Memorandum is and will be true and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  FGIC acknowledges and agrees that it has provided to the Issuer the FGIC Information for inclusion in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and consents to the inclusion in the Preliminary Offering Memorandum and the Offering Memorandum of the related FGIC Information provided by FGIC.  For purposes of this Indemnification Agreement, “FGIC Information” shall mean (i) with respect to the Preliminary Offering Memorandum, the information included in or incorporated by reference into the Preliminary Offering Memorandum under the caption “Description of the Policy Provider” including the financial statements of FGIC provided by FGIC to the Issuer and the Initial Purchasers and attached as Annex 1 to the Preliminary Offering Memorandum and (ii) with respect to the Offering Memorandum, the information included in or incorporated by reference into the Offering Memorandum under the caption “Description of the Policy Provider” including the financial statements of FGIC provided by FGIC to the Issuer and the Initial Purchasers and attached as Annex 1 to the Offering Memorandum.

(g)

No Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of FGIC’s knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under this Indemnification Agreement.

(h)

Exemption from Registration.  The Policy to be issued by FGIC is exempt from registration under the Securities Act.

(i)

No Conflicts.  Neither the execution or delivery by FGIC of this Indemnification Agreement, nor the performance by FGIC of its obligations hereunder, will conflict with any provision of the certificate of incorporation or the by-laws of FGIC or result in a breach of, or constitute a default under, any material agreement or other instrument to which FGIC is a party or by which any of its property is bound, or violate any law or regulation applicable to FGIC of any governmental or regulatory body or administrative agency having jurisdiction over FGIC, except for any such conflict, breach, default or violation which would not materially impair FGIC’s ability to perform its obligations under this Indemnification Agreement.

(j)

Compliance with Law, Etc.  No practice, procedure or policy employed by FGIC in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to FGIC that, if enforced, would materially and adversely affect FGIC’s ability to perform its obligations under this Indemnification Agreement.

Section 5.

Indemnification and Contribution.

(a)

(a)  FGIC agrees to indemnify and hold harmless (i) each Initial Purchaser (and its officers, directors, employees and agents) and each person, if any, who controls such Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the Issuer and its directors and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Initial Purchasers or the Issuer or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the FGIC Information included in the Preliminary Offering Memorandum or the Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading or caused by a breach of any of the representations of FGIC contained in Section 4 hereof.

(b)

Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless FGIC (and its officers, directors, shareholders, employees and agents) and each person, if any, who controls FGIC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by FGIC or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the information appearing on the fourth and fifth sentences under paragraph 10 (concerning market making activities) and paragraph 11 (concerning stabilization) under the heading “Plan of Distribution” (the “Initial Purchasers’ Information”), in each case, included in the Preliminary Offering Memorandum or the Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading or caused by a breach of any of the representations of such Initial Purchaser contained in Section 2 hereof.

(c)

Except for the FGIC Information and the Initial Purchasers Information included in the Preliminary Offering Memorandum or the Offering Memorandum, the Issuer agrees to indemnify and hold harmless FGIC, each of its officers, directors, shareholders, employees, agents and each person, if any, who controls FGIC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by FGIC or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or caused by a breach of any of the representations of the Issuer contained in Section 3 hereof.

(d)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party other than under this Section 5.  An indemnifying party may participate at its own expense in the defense of such action.  If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may, except as provided in the immediately following sentence, assume the defense of such action, with counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Subject to the second preceding sentence hereto, such firm shall be designated in writing by Citigroup Global Markets Inc., as the representative of the Initial Purchasers, in the case of parties indemnified pursuant to paragraph (a) above.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include an admission or statement of fault, culpability or a failure to act by or in behalf of any indemnified party.

(e)

If the indemnification provided for in paragraphs (a), (b) or (c) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of, or in addition to, indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in the case of the indemnities provided in paragraphs (a) (as between FGIC and the Initial Purchasers) and (b) (A) in such proportion as is appropriate to reflect the relative benefits received by FGIC on the one hand and the Initial Purchasers on the other hand from the offering of the Class G-1 Notes or (B) if the allocation provided by clause (A) of this clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) of this clause (i) but also the relative fault of FGIC on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) in the case of the indemnities provided in paragraphs (a) (as between FGIC and the Issuer) and (c), (A) in such proportion as is appropriate to reflect the relative benefits received by FGIC on the one hand and the Issuer on the other hand from the offering of the Class G-1 Notes or (B) if the allocation provided by clause (A) of this clause (ii) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) of this clause (ii) but also the relative fault of FGIC on the one hand and the Issuer on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by FGIC shall be deemed to be the aggregate amount of premiums paid to FGIC in respect of the Policy through the applicable date of determination of such relative benefits less any amount paid by FGIC under such Policy through such date.  The relative benefits received by the Issuer on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Class G-1 Notes shall be deemed to be in the same proportion as the aggregate offering price of the Class G-1 Notes bears to the total underwriting discounts and commissions received by the Initial Purchasers in respect of the Class G-1 Notes.  The relative fault of FGIC, the Issuer or the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by FGIC or the Issuer or the Initial Purchasers’ Information, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective principal amounts of the Class G-1 Notes they have purchased pursuant to the Purchase Agreement and not joint;

provided that the foregoing provision does not affect FGIC’s right to seek contribution based on any Initial Purchaser’s relative fault.

(f)

The Issuer, FGIC and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5, no Initial Purchaser shall be required to contribute hereunder any amount in excess of the amount by which the total discounts and commissions received by it with respect to the Class G-1 Notes exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)

The indemnity and contribution provisions contained in this Section 5 and the representations and warranties of the parties hereto contained in this Indemnification Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Indemnification Agreement, (ii) any investigation or statement as to the results of any investigation made by or on behalf of (A) any Initial Purchaser or any person controlling any Initial Purchaser, (B) FGIC, its officers or directors or any person controlling FGIC or (C) the Issuer, its directors or any person controlling the Issuer and (iii) acceptance of and payment for any of the Class G-1 Notes.

Section 6.

Amendments, Etc.  This Indemnification Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

Section 7.

Notices.  All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

(a)

To Issuer:

Genesis Funding Limited

c/o Codan Services Limited

Clarendon House

2 Church Street

Hamilton, HM11

Bermuda

Attention:

Company Secretary

Facsimile:  +1 (441) 292-6720

With copies to:

Genesis Lease Limited

25/28 North Wall Quay

International Financial Services Centre

Dublin 1

Ireland

Attention:

Company Secretary

Facsimile:  +353 (1) 649-2649

and

Weil, Gotshal & Manges LLP
757 Fifth Avenue

New York, NY 10153

Attention:

David S. Lefkowitz

Facsimile:

(212) 310-8007

(b)

To FGIC:

Financial Guaranty Insurance Company
125 Park Avenue
New York, NY  10017
Attention:

Surveillance, Commercial Structured Finance
Facsimile:

(212) 312-3220

With a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Attention: Kevin T. Fingeret
Facsimile: (212) 751-4864

(c)

To the Initial Purchasers:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Attention: General Counsel
Telephone: (212) 816-6000
Facsimile:  (212) 816-7912

With a copy to:

Milbank, Tweed, Hadley and McCloy LLP

One Chase Manhattan Plaza

New York, NY 10005-1413

Attention: Douglas Tanner
Facsimile: (212) 530-5219

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid.  All such notices and other communications shall be effective upon receipt.  All such notices telecopied shall be effective upon acknowledgment of receipt electronically confirmed by the sender’s telecopy machine.

Section 8.

Severability.  In the event that any provision of this Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

Section 9.

Governing Law.  This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 10.

Counterparts.  This Indemnification Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

Section 11.

Headings.  The headings of Sections contained in this Indemnification Agreement are provided for convenience only.  They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.

Section 12.

Miscellaneous.  This Indemnification Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and the officers, directors, shareholders, employees, agents and controlling persons referred to in Section 5 hereof, and no other person shall have any right or obligation hereunder.  The Issuer and the Initial Purchasers may not assign their respective rights under this Indemnification Agreement, or delegate any of their duties hereunder, without the prior written consent of the other parties hereto.  Any assignments made in violation of this Indemnification Agreement shall be null and void.  This Indemnification Agreement supersedes all prior agreements or understandings entered into by FGIC relating to the subject matter hereof.

Section 13.

Limitation of Liability.

(a)

Notwithstanding anything herein to the contrary, the parties hereto agree that the obligations of the Issuer herein shall be limited in amount and recourse to the extent of available Collections (as defined in the Preliminary Offering Memorandum and the Offering Memorandum) and as described in “Description of Notes — Priority of Payments” in the Preliminary Offering Memorandum and the Offering Memorandum.

(b)

Notwithstanding anything herein to the contrary, the parties hereto agree that no recourse under any obligation, covenant or agreement under this Indemnification Agreement shall be had against any incorporator, shareholder, officer, director, or employee of any of the parties hereto, as such, by enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise, it being expressly agreed and understood that:  (i) the obligations of any party hereto are solely the corporate obligations of such party; (ii) no personal liability whatever shall attach to or be incurred by the incorporators, shareholders, officers, directors or employees of any of the parties hereto, as such, under or by reason of any obligation, covenant or agreement under this Indemnification Agreement or implied therefrom; and (iii) any and all personal liability of any such incorporator, shareholder, officer, director, or employee for breaches by any party hereto of any of its obligations, covenants or agreements hereunder, either at common law or at equity, or by statute or constitution, is hereby expressly waived as a condition of and in consideration for the execution of this Indemnification Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement, all as of the day and year first above mentioned.

GENESIS FUNDING LIMITED

By: ______________________________

Name:

Title:

FINANCIAL GUARANTY INSURANCE COMPANY

By: ______________________________

Name:

Title:

CITIGROUP GLOBAL MARKETS INC.

By: ______________________________

Name:

Title:

WACHOVIA CAPITAL MARKETS LLC

By: ______________________________

Name:

Title:

J.P. MORGAN SECURITIES INC.

By: ______________________________

Name:

Title:

CREDIT SUISSE SECURITIES (USA), INC.

By: ______________________________

Name:

Title: